                                                                    EXHIBIT 24.1

                           DRILEX INTERNATIONAL INC.
                              POWER OF ATTORNEY

  WHEREAS, Drilex International Inc., a Delaware corporation (the "Company") (formerly known as Drilex Corporation), filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-1, including a prospectus (the "Registration Statement"), and has and will file such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposed initial public offering;

  NOW, THEREFORE, Clark Johnson hereby appoints John Forrest and G. Bruce Broussard, and both of them, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statement, and any registration statement for the same offering filed pursuant to Rule 462 under the Act, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing appropriate or necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this    day
of June, 1996.



                                             /s/ CLARK JOHNSON
                                             -----------------------------
                                             Clark Johnson, Director
                                             Drilex International Inc.